Exhibit 10.12
STATE OF FLORIDA
COUNTY OF HILLSBOROUGH
LEASE ASSIGNMENT AND ASSUMPTION
     This Lease Assignment and Assumption (the “Assignment”), is made and entered into as of this 28th day of August, 2006, by and between RX DEVELOPMENT RESOURCES, LLC, a Florida limited liability company (“Assignor”) and S1R1ON THERAPEUTICS, INC., a Florida corporation (“Assignee”).
W I T N E S S E T H
     WHEREAS, Assignor has entered into a commercial lease (the “Lease”) by and between LIBERTY PROPERTY LIMITED PARTNERSHIP, a Pennsylvania limited partnership and Assignor, dated May 24, 2004, and as subsequently amended, which document is attached hereto as Exhibit “A” and made a part hereof, for 16,000 square feet of office space located at 3110 Cherry Palm Drive, Suites 340-350, Tampa, Florida 33619;
     WHEREAS, Assignor desires to assign its rights and obligations under the Lease to the Assignee; and
     WHEREAS, Assignee desires to assume and be bound by the terms of the Lease as a tenant.
     NOW THEREFORE, in consideration of the mutual promises and covenants herein contained and other good and valuable consideration, the receipt, sufficiency and adequacy of which are hereby acknowledged, the parties agree as follows:
1.	Recitations. The above recitations are true and correct.

2.	Assignment. Assignor hereby assigns, sets over and transfers to Assignee all of Assignor’s rights, title and interest in and to the Lease.

3.	Ratification of Lease. All of the terms, covenants and conditions of the Lease are hereby ratified and reaffirmed by all parties hereto as amended.

4.	Acceptance. Assignee hereby accepts this Assignment and agrees to assume and be bound by all of the terms of the Lease (a copy of which Assignee has received and reviewed) for the period beginning August 28, 2006 and ending upon the expiration of the Lease.

     IN WITNESS WHEREOF, the parties have executed this Assignment as of the day and year first written above.

ASSIGNOR:
RX DEVELOPMENT RESOURCES, LLC

By:	/s/ Barry Butler

Title:	Managing Member, Butter Partnership

Date:

ASSIGNEE:
SIRION THERAPEUTICS, INC.

By:	/s/ Barry Butler

Title:	CEO and President

Date: